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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) 2 August 2006

                                 EESTech, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                   0-32863                   33-0322627
(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No.)

23011 Mountain Parkway, Suite A-10, LAGUNA HILLS, CA     92653
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  949/380-4033

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ITEM 8.01 - OTHER EVENTS

On 7 July 2006 the company appointed Mr Murray Bailey as a Director.

Mr Bailey is experienced in international trade and finance. In an advisory capacity, Mr Bailey has been the primary driving force in the commercialization of the company. He possesses significant technical skills that assisted in product identification, research, development and commercialization phases.


He was responsible for negotiating the Letter of Intent with His Highness Dr Sheikh Sultan Bin Khalifa Bin Zayad Al Nahyan, of the UAE's ruling family, to establish a distribution partnership for the company's products throughout the Gulf Cooperative Council Countries.


He successfully negotiated and completed the agreements to take over Methgen Inc and the acquisition of the 58% ownership in Liquatech Pty Ltd, achieving the company's involvement with the HCGT technology.




SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EESTech, Inc
(Registrant)


Date     2 August 2006


/s/ Paul Bailey
------------------------------
(Signature)*
Paul Bailey- Chief Executive Officer
             Chief Financial Officer